                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 31, 2004

                              --------------------

                            TIDEL TECHNOLOGIES, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)

                Delaware                      0-17288           75-2193593
                --------                      -------           ----------
       (State or other jurisdiction        (Commission       (IRS Employer
             of incorporation)             File Number)      Identification No.)

                   2900 Wilcrest, Ste. 205, Houston, TX       77042
                   --------------------------------------------------
                   (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (713) 783-8200
                                                           --------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On August 31, 2004 (the "Effective  Date"),  the registrant  entered into  a  letter  agreement  the  "Agreement")  with  Laurus  Master  Fund,  Ltd.
("Laurus").  The  Agreement,  which is  attached  hereto  as  Exhibit  99.01 and incorporated  herein by reference,  provides for the  modification of certain of the  registrant's  senior debt  agreements  with Laurus dated November 25, 2003, including that certain convertible term note in the amount of $6,450,000 made by the  registrant  in favor of Laurus (the "Term Note"),  that certain  Securities
Purchase  Agreement  by and between  Laurus and the  registrant  (the  "Purchase
Agreement"),  that certain Common Stock Purchase Warrant issued to Laurus by the registrant  (the  "Warrant")  and that  certain  registration  rights  agreement between Laurus and the registrant (the "Registration  Rights Agreement").  After giving  effect to the  modifications  in the  Agreement,  the  unpaid  principal balance of the senior debt is $6,474,238.

            As of the Effective  Date,  the Agreement  amends the Term Note, the
Purchase Agreement, the Warrant and the Registration Rights Agreement to reflect the following: (i) the registrant will make a payment to Laurus of $400,000 (the
"Cure  Amount") on or before  September  17, 2004 towards a total of $499,238 in past due accrued  interest and  penalties,  and the  remaining  $99,238 shall no longer  be due and  payable  immediately  but  shall be due and  payable  at the
Maturity Date (as such term is defined in the Term Note); (ii) monthly principal payments  will  recommence  February  1, 2005 in the amount of $75,000 per month through  November 30, 2005, and then shall be made as of December 1, 2005 in the amount of $225,000 per month until the Maturity Date;  (iii) the registrant will resume  monthly  interest  payments on October 1, 2005 at the original  contract rate of prime rate plus 2%; and (iv) the deadlines  contained in the senior debt agreements for the filing of certain Securities and Exchange  Commission ("SEC")
filings  are  extended,  and  Laurus  waives any  potential  event of default in connection  with the  registrant's  failure to file the SEC filings prior to the
Effective  Date. In addition to the foregoing,  the Agreement  provides that, so long as the Cure Amount is received by  September  17,  2004,  Laurus  agrees to permanently waive the Payment Event of Default (as defined in the Agreement) for nonpayment.  The registrant's  failure to pay the Cure Amount by such date would constitute an Event of Default for  nonpayment,  and Laurus would be entitled to all rights and remedies contained in the Term Note, the Purchase Agreement,  the
Warrant, the Registration Rights Agreement and the other senior debt agreements.

            In  consideration  of the foregoing,  the registrant has lowered the conversion  price of the Term Note and the  exercise  price of the Warrant  from
$.40 to $.30.

            For  additional  information,  reference  is made to  EXHIBIT  99.01

ITEM 8.01   OTHER EVENTS.

            On  September  3,  2004  the  registrant   issued  a  press  release
announcing the terms of the Agreement. For additional information,  reference is made to the press  release  attached  hereto as EXHIBIT  99.02 and  incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Financial Statements of Businesses Acquired.

            Not Applicable

     (b)    Pro Forma Financial Information.

            Not Applicable

     (c)    Exhibits.

            99.01       Letter Agreement dated August 31, 2004.

            99.02       Press Release dated September 3, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TIDEL TECHNOLOGIES, INC.
                                               ------------------------
                                                     (Registrant)

Date: September 3, 2004
                                               By: /s/ James T. Rash
                                                   -----------------------------
                                                   James T. Rash
                                                   Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.             DESCRIPTION
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99.01                   Letter Agreement dated August 31, 2004
99.02                   Press Release dated September 3, 2004